UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 21, 2003

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

         0-27026                                        77-0254621
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2380 Bering Drive, San Jose, California 95131
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number      Description
------      -----------

99.1 Press Release issued by Pericom Semiconductor Corporation dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, Pericom Semiconductor Corporation issued a press release announcing earnings results for the fiscal first quarter ended September 27, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this current report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERICOM SEMICONDUCTOR CORPORATION

                                               By: /s/ Michael D. Craighead
                                                   -----------------------------
                                                   Michael D. Craighead
                                                   Chief Financial Officer

Date: October 21, 2003


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